SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) April 7, 2006

                           NEWKIRK REALTY TRUST, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Maryland                       1-32662                 20-3164488
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)

                     THE NEWKIRK MASTER LIMITED PARTNERSHIP
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                       0-50268                 11-3636084
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's Telephone Number, Including Area Code: (617) 570-4680

        Former Name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      As permitted and contemplated by the $750 million loan facility with KeyBank, National Association ("KeyBank") and Bank of America, on April 7, 2006, The Newkirk Master Limited Partnership (the "Operating Partnership"), the operating partnership of Newkirk Realty Trust, Inc. (the "Corporation"), entered into an unsecured revolving credit agreement providing for borrowings of up to $50 million, subject to increase up to $100 million. The revolving credit line was contemplated by the existing loan arrangement between the Operating Partnership and KeyBank and Bank of America. The revolving credit facility matures April 7, 2009 with the option on the part of the Operating Partnership to extend the term for an additional year. Amounts borrowed under the revolving credit line bear interest at rates based on the Operating Partnership's leverage ratio ranging from LIBOR plus 1.35% to LIBOR plus 2.00%. In addition, the Operating Partnership is required to pay a 12.5 or 25 basis point fee on the unused portion of the line, depending on the amount borrowed.

      The revolving credit line requires monthly payments of interest only. To the extent that the amounts outstanding under the revolving credit line are in excess of the borrowing base (as calculated), the Operating Partnership would be required to make a principal payment to the extent of such excess. The Operating Partnership may prepay and reborrow amounts prepaid under the credit line.

      The revolving credit line is fully recourse to the Operating Partnership and the Corporation has guaranteed the Operating Partnership's obligations under the revolving credit line.

ITEM 9.01 Financial Statements and Exhibits.

      (d)   Exhibits

      10.1 Loan Agreement, dated as of April 7, 2006, between The Newkirk Master Limited Partnership and KeyBank, National Association

      10.2 Guaranty from Newkirk Realty Trust, Inc. in favor of KeyBank, National Association.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 11th day of April, 2006.

                                          NEWKIRK REALTY TRUST, INC.


                                          By: /s/ Peter Braverman
                                              ----------------------------------
                                              Peter Braverman
                                              President

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 11th day of April, 2006.

                                          THE NEWKIRK MASTER LIMITED PARTNERSHIP

                                          By: Newkirk Realty Trust, Inc.


                                              By: /s/ Peter Braverman
                                                  ------------------------------
                                                  Peter Braverman
                                                  President